EXHIBIT 32



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                                  CERTIFICATION

In connection with the Annual Report of Energas Resources, Inc. (the "Company") on Form 10-KSB/A for the year ended January 31, 2006 as filed with the Securities and Exchange Commission (the "Report"), George G. Shaw, the Chief Executive and Principal Financial Officer of the Company, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of the Company.


Date:  July 10, 2006
                                        By:   /s/ George G. Shaw
                                              ---------------------------------
                                              George G. Shaw, Chief Executive
                                              and Principal Financial Officer